EXHIBIT 10(i)

HILCOAST ADVISORY SERVICES, INC.

19146 Lyons Road, Boca Raton, FL  33434
(561) 487-8845       FAX (561) 487-4659




                                             June 10, 1997


Mr. Stanley Brenner, President
CV Reit, Inc.
100 Century Blvd.
West Palm Beach, FL  33417

          RE:  Consulting and Advisory Agreement
               ("Advisory Agreement"), dated
               July 31, 1992


Dear Mr. Brenner,

This letter confirms that the above-referenced Advisory Agreement between CV Reit, Inc. and Hilcoast Advisory Services, Inc. is hereby extended through December 31, 1997 under the same terms and conditions set forth in the Advisory Agreement.


                         Very truly yours,

                          /s/ Jack Jaiven

                         Jack Jaiven
                         Vice President



Agreement Acknowledged:

CV REIT, INC.

      /s/ Stanley Brenner
By:____________________________
    Stanley Brenner, President

            6/12/97
Dated  ________________________